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                          MORGAN, LEWIS & BOCKIUS LLP
                              ONE FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

                                                       July 13, 2018

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, D.C. 20549

Re: Pioneer ILS Bridge Fund
    Pre-Effective Amendment to Registration Statement on Form N-2
    File Nos. 333-212537; 811-23172

Ladies and Gentlemen:

   On behalf of our client, Pioneer ILS Bridge Fund (the "Fund"), a Delaware statutory trust, we are hereby filing Pre-Effective Amendment No. 2 (the "Amendment") to the Fund's registration statement on Form N-2 (the "Registration Statement"). In addition, this letter is to respond to comments we received from Mr. Jay Williamson of the Staff of the Division of Investment Management of the Securities and Exchange Commission (the "Commission") regarding Pre-Effective Amendment No. 1 to the Registration Statement. Following are the Staff's comments and the Fund's responses thereto.

1.  Comment:   The Staff requested that the Fund explain in its response if it will use reports or models from catastrophe modeling firms such as AIR Worldwide Corporation, Risk Management Solutions and
               Core Logic. The Staff also requested that the Fund describe generally the types of information and inputs used in the valuation process and how often such information is updated to value the Fund's investments (for example, does the Fund obtain daily relevant information (wind, rainfall, etc.) on potential catastrophic storms to assess the value of the Fund's investments.)

    Response:  The Fund notes that it is important to distinguish the Fund's investment process from the Fund's valuation process. As part of the investment process, the Adviser uses reports from AIR Worldwide Corporation to model the risks associated with an investment, including the likelihood of a catastrophic event occurring, the severity of losses that could be incurred in connection with such

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               an event, and the effect of such losses on the investment. Such risk modeling is an important component of the Adviser's investment decision-making process.

               The Adviser does not value the Fund's investments. The prices of the Fund's investments are calculated by independent third parties based on information obtained by the third parties. As described in the prospectus, the Fund's investments are valued at the bid price as provided by an independent third party pricing service or the price provided by an insurance transformer or a broker based on a formula approved by the Board of Trustees.

               The inputs for such formula include initial capital, annualized fixed yield, realized losses, incurred but not reported losses, ceding percentage and time since origination. Such inputs generally are updated if and when there are changes to the economic terms of the investment (e.g., initial capital, annualized fixed yield, time since origination) or the investment's exposure to potential loss (e.g., ceding percentage), or when a loss has been incurred (e.g., realized losses and incurred but not reported losses). Daily information on the actual or potential severity of a natural event, such as wind and rainfall information, is not a separate input in the valuation process, but would be relevant to loss estimates or determining the occurrence or non-occurrence of a trigger under the terms of an instrument. As described in the prospectus, the Fund calculates a net asset value every day the New York Stock Exchange is open as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time).

2.  Comment:   The Staff noted that the Fund discloses that it may have
               limited transparency into individual underlying contracts when it invests in structured reinsurance investments and previously requested additional information about the information available to the Fund in connection with its initial investment decisions and ongoing valuation obligations. The Staff noted that the Fund's initial response to such request states that the Fund's Adviser utilizes an insurance industry analytic system which contains a database of historical catastrophic events and detailed current property structures, which allows the Adviser to model the Fund's peril exposures at both the security and portfolio level. The Staff requested that the Fund clarify why the terms of the underlying contracts are not a necessary model input for valuation and investment purposes.

    Response:  The Fund notes that the Adviser has extensive experience with the insurance companies that issue the contracts underlying the Fund's investments and evaluates the companies' underwriting practices and, as a general matter, the legal terms of the companies' policies, in determining whether to invest in instruments that have exposure to such companies' policies. The Fund notes that, as a general matter, it believes that the Adviser's evaluation of the insurance companies' underwriting practices is more relevant to an investment decision than the terms of each of the underlying insurance contracts, which may not differ significantly from contract to contract.

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               As indicated in response to Comment No. 1, the inputs used in calculating the price of an investment do not focus on the terms of the underlying contracts. Rather, such inputs focus on the economic terms of the investment, on whether a loss has been incurred, and the extent to which the investment has exposure to such loss.

3.  Comment:   The Staff noted that the Fund states on the cover page that the
               Fund's shares are sold at a price equal to their net asset value per share and are not subject to any sales charge as of the date of the registration statement. The Staff requested that the Fund explain why this statement is qualified as of the date of the registration statement.

    Response:  The Fund will revise the cover page to remove the qualification. As revised, the cover page will state that the Fund's shares are sold at a price equal to their net asset value per share.


4.  Comment:   The Staff noted that the Fund states that the Adviser's
               analysis guides its determination of the desired allocation of reinsurance-related securities by issuer, peril and geographic exposure. The Staff stated that, as a result of recent hurricanes in Texas and Florida, it believes that information regarding the Fund's exposure by peril and geography is material to investors. The Staff also stated that it believes that investors should have information to help them understand how changes in insurance model inputs such as storm paths can influence portfolio valuation. The Staff requested that the Fund explain in its response how and in what documents the Fund will address these issues.

    Response:  The Fund notes that it will report the Fund's peril and geographic exposure in the Fund's shareholder reports.

               The Fund notes that insurance model inputs such as storm paths generally do not influence portfolio valuation. As discussed in response to Comments No. 1 and No. 2, the inputs used in calculating the price of an investment focus on the economic terms of the investment, on whether a loss has been incurred, and the extent to which the investment has exposure to such loss. The Registrant believes that it has accurately described the valuation of the Fund's investments in the Registration Statement, and that no change to the disclosure is required.

   Please call the undersigned at (617) 951-8458 or Toby Serkin at
(617) 951-8760 with any questions.

                                                  Sincerely,

                                                  /s/ Jeremy Kantrowitz

                                                  Jeremy Kantrowitz

cc: Terrence J. Cullen
    Christopher J. Kelley

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    Roger P. Joseph
    Toby R. Serkin